Supplement to the
Fidelity® Select Portfolios®
July 31, 2001
Prospectus

The following information replaces the similar information found in the first paragraph under the heading "Principal Investment Risks" on page 64.

Many factors affect the fund's performance. The fund's yield will change daily based on changes in interest rates and other market conditions. Although the fund is managed to maintain a stable $1.00 share price, there is no guarantee that the fund will be able to do so. For example, a major increase in interest rates or a decrease in the credit quality of the issuer of one of the fund's investments could cause the fund's share price to decrease.

The following information replaces similar information found in the "Fund Management" section beginning on page 73.

Steve Calhoun is manager of Medical Equipment and Systems and Retailing, which he has managed since January 2002 and August 1999, respectively. Since joining Fidelity in 1994, Mr. Calhoun has worked as a research analyst and manager.

Jeffrey Feingold is manager of Financial Services and Home Finance, which he has managed since October 2001 and January 2001, respectively. He also manages other Fidelity funds. Since joining Fidelity in 1997, Mr. Feingold has worked as a research analyst and manager.

Valerie Friedholm is manager of Construction and Housing and Environmental, which she has managed since January 2002 and July 2001, respectively. Since joining Fidelity in 2000, Ms. Larson has worked as a research analyst and portfolio manager.

Sonu Kalra is manager of Networking and Infrastructure, which he has managed since January 2002. Since joining Fidelity in 1998, Mr. Kalra has worked as a research analyst and portfolio manager.

Heather Lawrence is manager of Transportation, which she has managed since December 2001. Since joining Fidelity in 2001, Ms. Lawrence has worked as an analyst and manager.

Vincent Rivers is manager of Paper and Forest, which he has managed since October 2001. Since joining Fidelity in 2000, Mr. Rivers has worked as a research analyst and manager.

Joshua Spencer is manager for Brokerage and Investment Management, which he has managed since January 2002. Since joining Fidelity in August 2000, Mr. Spencer has worked as a research analyst and manager.

SEL-02-02 January 14, 2002
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Christian Zann is manager of Software and Computer Services, which he has managed since December 2001. Since joining Fidelity in 1996, Mr. Zann has worked as a research analyst and manager.